FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): August 25, 2003


                   Structured Asset Mortgage Investments, Inc.
                Mortgage Pass-Through certificates, Series 1998-7
             (Exact name of registrant as specified in its charter)



   Delaware                    33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



                  383 Madison Avenue, New York, New York     10167
               (Address of principal executive offices)    (Zip Code)



       Registrant's telephone number, including area code: (212) 272-2000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.       Other Events.


1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-7,on August 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may be obtained from the trustee, Norwest Bank Minnesota, National Association.


Item 7.       Financial Statements and Exhibits.


      c) Exhibits.


              (28.52)      August 25, 2003 - Information on Distribution to
                                             Certificateholders.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Structured Asset Mortgage Investments, Inc.
                                                 (Registrant)






Date:   September 9, 2003           By:        /s/ Joseph T. Jurkowski Jr.
                                               Joseph T. Jurkowski Jr.
                                               Vice President/Asst.Secretary

                   Structured Asset Mortgage Investments, Inc.
                                    FORM 8-K


                                 CURRENT REPORT


                                  Exhibit Index




Exhibit No.           Description


     (28.52)          August 25, 2003 - Information on Distribution to
                                        Certificateholders

EXHIBIT 28.52


                   August 25, 2003 - INFORMATION ON DISTRIBUTION
                              TO CERTIFICATEHOLDERS



                  Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through Certificates, Series 1998-7




                      Beginning      Pass Thru       Principal        Interest          Total         Ending Cert./
  Type     Class     Cert. Bal.         Rate        Dist. Amt.       Dist. Amt.         Dist.         Notional Bal.
-----------------------------------------------------------------------------------------------------------------------
 Senior      A        $2,936,670.74   6.87379%         $614,330.21     $16,821.71       $631,151.92      $2,322,340.53
            B-1        1,460,600.00   6.87379%                0.00       8,366.55          8,366.55       1,460,600.00
            B-2          730,300.00   6.87379%                0.00       4,183.27          4,183.27         730,300.00
            B-3          486,800.00   6.87379%                0.00       2,788.47          2,788.47         486,800.00
            B-4          243,400.00   6.87379%                0.00       1,394.23          1,394.23         243,400.00
            B-5          243,400.00   6.87379%                0.00       1,394.23          1,394.23         243,400.00
            B-6          487,180.52   6.87379%                0.00       2,790.65          2,790.65         487,180.52
             R                    0   6.98835%                0.00           0.00              0.00               0.00

                  ------------------             ----------------------------------------------------------------------
   Totals             $6,588,351.26                    $614,330.21     $37,739.11       $652,069.32      $5,974,021.05


CERTIFICATE ACCOUNT

Beginning Balance                                                                    0.00

Deposits

          Payment of Interest and Principal                                    653,916.37
          Liquidations, Insurance Proceeds, Reserve Funds                            0.00
          Proceeds from Repurchased Loans                                            0.00
          Other Amounts (Service Advances)                                           0.00
          Realized Losses                                                            0.00
          Prepayment Penalties                                                       0.00
                                                                      --------------------
Total Deposits                                                                 653,916.37

Withdrawals
          Reimbursement for Service Advances                                         0.00
          Payment of Service Fee                                                 1,847.05
          Payment of Interest and Principal                                    652,069.32
                                                                      --------------------
Total Withdrawals (Pool Distribution Amount)                                   653,916.37

Ending Balance                                                                       0.00
                                                                      ====================


PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                                      0.00
Servicing Fee Support                                                                0.00
                                                                      --------------------
Non-Supported Prepayment/Curtailment Interest Shortfall                              0.00
                                                                      ====================


SERVICING FEES

Gross Servicing Fee                                                              1,764.70
Trustee Fee- Wells Fargo Bank, N.A.                                                 82.35
Supported Prepayment/Curtailment Interest Shortfall                                  0.00
                                                                      --------------------
Net Servicing Fee                                                                1,847.05
                                                                      ====================




                        DELINQUENT                                         BANKRUPTCY
-------------------------------------------------   ----------------------------------------------
-------------------------------------------------   ----------------------------------------------
                  No of Loans       Prin Balance                   No of Loans       Prin Balance
                                                    0-29 Days           0                    0.00
30 Days                0                    0.00    30 Days             0                    0.00
60 Days                0                    0.00    60 Days             0                    0.00
90 Days                0                    0.00    90 Days             0                    0.00
120 Days               0                    0.00    120 Days            0                    0.00
150 Days               0                    0.00    150 Days            0                    0.00
180+ Days              0                    0.00    180+ Days           0                    0.00
                ---------------------------------                ---------------------------------
                ---------------------------------                ---------------------------------
                       0                    0.00                        0                    0.00

                                                    0-29 Days       0.000000%           0.000000%
30 Days            0.000000%           0.000000%    30 Days         0.000000%           0.000000%
60 Days            0.000000%           0.000000%    60 Days         0.000000%           0.000000%
90 Days            0.000000%           0.000000%    90 Days         0.000000%           0.000000%
120 Days           0.000000%           0.000000%    120 Days        0.000000%           0.000000%
150 Days           0.000000%           0.000000%    150 Days        0.000000%           0.000000%
180+ Days          0.000000%           0.000000%    180+ Days       0.000000%           0.000000%
                ---------------------------------                ---------------------------------
                ---------------------------------                ---------------------------------
                   0.000000%           0.000000%                    0.000000%       0.000000%

                         FORECLOSURE                                            REO
-------------------------------------------------   ----------------------------------------------
-------------------------------------------------   ----------------------------------------------
                  No of Loans       Prin Balance                   No of Loans       Prin Balance
0-29 Days              0                    0.00    0-29 Days           0                    0.00
30 Days                0                    0.00    30 Days             0                    0.00
60 Days                0                    0.00    60 Days             0                    0.00
90 Days                0                    0.00    90 Days             0                    0.00
120 Days               0                    0.00    120 Days            0                    0.00
150 Days               0                    0.00    150 Days            0                    0.00
180+ Days              0                    0.00    180+ Days           0                    0.00
                ---------------------------------                ---------------------------------
                ---------------------------------                ---------------------------------
                       0                    0.00                        0                    0.00

0-29 Days          0.000000%           0.000000%    0-29 Days       0.000000%           0.000000%
30 Days            0.000000%           0.000000%    30 Days         0.000000%           0.000000%
60 Days            0.000000%           0.000000%    60 Days         0.000000%           0.000000%
90 Days            0.000000%           0.000000%    90 Days         0.000000%           0.000000%
120 Days           0.000000%           0.000000%    120 Days        0.000000%           0.000000%
150 Days           0.000000%           0.000000%    150 Days        0.000000%           0.000000%
180+ Days          0.000000%           0.000000%    180+ Days       0.000000%           0.000000%
                ---------------------------------                ---------------------------------
                ---------------------------------                ---------------------------------
                   0.000000%           0.000000%                    0.000000%           0.000000%

                                                                              TOTAL
                                                    ----------------------------------------------
                                                    ----------------------------------------------
                                                                   No of Loans       Prin Balance
                                                    0-29 Days           0                    0.00
                                                    30 Days             0                    0.00
                                                    60 Days             0                    0.00
                                                    90 Days             0                    0.00
                                                    120 Days            0                    0.00
                                                    150 Days            0                    0.00
                                                    180+ Days           0                    0.00
                                                                 ---------------------------------
                                                                 ---------------------------------
                                                                        0                    0.00

                                                    0-29 Days       0.000000%           0.000000%
                                                    30 Days         0.000000%           0.000000%
                                                    60 Days         0.000000%           0.000000%
                                                    90 Days         0.000000%           0.000000%
                                                    120 Days        0.000000%           0.000000%
                                                    150 Days        0.000000%           0.000000%
                                                    180+ Days       0.000000%           0.000000%
                                                                 ---------------------------------
                                                                 ---------------------------------
                                                                       0.000000%    0.000000%


Current Period Class A Insufficient Funds                                                    0.00
Principal Balance of Contaminated Properties                                                 0.00
Periodic Advance                                                                             0.00



                   SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

              Original $      Original %       Current $       Current %         Current Class %     Prepayment %
              ----------------------------------------------------------------------------------------------------------
              ----------------------------------------------------------------------------------------------------------

Class A          3,651,680.52      3.75000642%    3,651,680.52      61.12600681%          38.873993%      100.00000000%
Class B-1        2,191,080.52      2.25007800%    2,191,080.52      36.67681279%          24.449194%        0.00000000%
Class B-2        1,460,780.52      1.50011380%    1,460,780.52      24.45221577%          12.224597%        0.00000000%
Class B-3          973,980.52      1.00020612%      973,980.52      16.30360038%           8.148615%        0.00000000%
Class B-4          730,580.52      0.75025228%      730,580.52      12.22929268%           4.074308%        0.00000000%
Class B-5          487,180.52      0.50029844%      487,180.52       8.15498498%           4.074308%        0.00000000%
Class B-6                0.00      0.00000000%            0.00       0.00000000%           8.154985%        0.00000000%



                    COLLATERAL STATEMENT

Collateral Description                                                    Mixed ARM
Weighted Average Gross Coupon                                             7.210211%
Weighted Average Net Coupon                                               6.888789%
Weighted Average Pass-Through Rate                                        6.873789%
Weighted Average Maturity (Step-down Calculation)                               295

Beginning Scheduled Collateral Loan Count                                        16
Number of Loans Paid in Full                                                      3
Ending Scheduled Collateral Loan Count                                           13

Beginning Scheduled Collateral Balance                                 6,588,351.27
Ending Scheduled Collateral Balance                                    5,974,021.06
Ending Actual Collateral Balance at 31-Jul-2003                        5,974,021.06

Monthly P&I Constant                                                      39,586.17
Special Servicing Fee                                                          0.00
Prepayment Penalties                                                           0.00
Realized Loss Amount                                                           0.00
Cumulative Realized Loss                                                       0.00

Class A Optimal Amount                                                   631,151.92
Class AP Deferred Amount                                                       0.00

Ending Schedule Balance for Premium Loans                              5,974,021.06
Ending Schedule Balance for Discount Loans                                     0.00
Scheduled Principal                                                            0.00
Unscheduled Principal                                                    614,330.21

